EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of TOMI Environmental Solutions, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2023, as filed with the Securities and Exchange Commission Date: May 15, 2023 (the “Report”), I, Nick Jennings, Chief Financial Officer of the Company, certify as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2023

/s/ Nick Jennings
Nick Jennings Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)